UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21664
Pioneer Series Trust III
(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109
(Address of principal executive offices) (ZIP code)

Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
60 State Street, Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:  (617) 742-7825

Date of fiscal year end:  August 31, 2020

Date of reporting period:  September 1, 2019 through August 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Pioneer Disciplined Value Fund
Annual Report | August 31, 2020

A: CVFCX	C: CVCFX	R: CVRFX	Y: CVFYX

Beginning in February 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary or, if you invest directly with the Fund, by calling 1-800-225-6292.
You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

visit us: www.amundipioneer.com/us

Pioneer Disciplined Value Fund | Annual Report | 8/31/20 1

President’s Letter

Dear Shareholders,
The new decade has arrived delivering a half-year (and more) that will go down in the history books. The beginning of 2020 seemed to extend the positive market environment of 2019. Then, March roared in like a lion and the COVID-19 pandemic became a global crisis impacting lives and life as we know it. The long-term impact on the global economy from the COVID-19 virus pandemic, while currently unknown, is likely to be considerable. It is clear that several industries have already felt greater effects than others. And the markets, which do not thrive on uncertainty, have been volatile, delivering significantly negative performance in the first quarter, and then staging a strong rally for most of the second quarter. Our business continuity plan was implemented given the new COVID-19 guidelines, and most of our employees are working remotely. To date, our operating environment has faced no interruption. I am proud of the careful planning that has taken place and confident we can maintain this environment for as long as is prudent. History in the making for a company that first opened its doors way back in 1928.
Since 1928, Amundi Pioneer’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions –can help mitigate the potential risks during periods of market volatility. As the first several months of 2020 have reminded us, investment risk can arise from a number of factors in today’s global economy, including slower or stagnating growth, changing U.S. Federal Reserve policy, oil price shocks, political and geopolitical factors and, unfortunately, major public health concerns such as a viral pandemic.
At Amundi Pioneer, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating directly with the management teams of the companies issuing the securities and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.
2 Pioneer Disciplined Value Fund | Annual Report | 8/31/20

Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress. As you consider your long-term investment goals, we encourage you to work with your financial advisor to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.
We remain confident that the current crisis, like others in human history, will pass, and we greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Sincerely,
Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
August 31, 2020
Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer Disciplined Value Fund | Annual Report | 8/31/20 3

Portfolio Management Discussion | 8/31/20
In the following interview, Craig Sterling discusses the factors that affected the performance of Pioneer Disciplined Value Fund during the 12-month period ended August 31, 2020. Mr. Sterling, Managing Director, Director of Core Equity, Head of Equity Research, U.S., and a portfolio manager at Amundi Pioneer Asset Management, Inc. (Amundi Pioneer), is responsible for day-to-day management of the Fund’s investment portfolio, along with Ashesh (“Ace”) Savla, a vice president, Team Leader of U.S. Equity Quantitative Research, and a portfolio manager at Amundi Pioneer.
Q    How did the Fund perform during the 12-month period ended August 31, 2020?
A    Pioneer Disciplined Value Fund’s Class A shares returned 3.96% at net asset value during the 12-month period ended August 31, 2020, while the Fund’s benchmark, the Russell 1000 Value Index, returned 0.84%. During the same period, the average return of the 1,201 mutual funds in Morningstar’s Large Value Funds category was 1.59%.
Q    How would you describe the market environment for investors over the 12-month period ended August 31, 2020?
A    Trade issues, economic prospects, and interest rates drove somewhat unsteady market performance in the opening weeks of the 12-month period. In both August and September 2019, the U.S. Federal Reserve (Fed) reduced the federal funds rate’s target range, while corporate earnings generally came in at above analysts’ forecasts. In response, stocks moved higher over the fourth quarter of 2019, with market sentiment also bolstered by data suggesting improving global economic growth. In the United States, the economy continued to receive support from a strong consumer amid low unemployment numbers. In addition, December 2019 saw the United States and China reach a “phase one” trade agreement, thus easing the market’s longstanding trade concerns. Those factors contributed to provide solid support for market/investor sentiment all the way into February of 2020.
Late February and early March 2020 saw severe disruptions in both fixed-income and equity markets with the emergence of COVID-19, which all but shut down the global economy as governments around the world implemented severe limitations on individual and business activities in an attempt to control the spread of the virus. In the U.S., the Standard & Poor’s 500 Index lost more than one-third of its value between February 19 and March 23, as many investors fled stocks and moved into so-called “safe havens,” such as U.S. Treasuries.
4 Pioneer Disciplined Value Fund | Annual Report | 8/31/20

In response to the onset of the pandemic, central banks and governments in numerous countries acted swiftly, seeking to keep businesses and consumers afloat. The Fed slashed the federal funds rate’s target range to near zero in March, restarted its 2008-2009 financial crisis-era lending facilities, and created new bond-purchase programs. In addition, the U.S. Congress and the White House agreed on a $2.2 trillion financial aid package, providing significant economic stimulus. In the wake of those efforts, market participants grew increasingly optimistic that steps taken toward reopening the domestic and global economies as the spring and summer of 2020 progressed – albeit with some setbacks driven by an increase in COVID-19 cases – would support a longer-term economic recovery.
Growth stocks continued to outperform value stocks over the 12-month period. The Fund’s benchmark, the Russell 1000 Value Index, returned 0.84%, significantly underperforming the Russell 1000 Growth Index, which returned more than 44% as market participants continued to prefer high growth and momentum over value in the prevailing low-interest-rate environment during the 12-month period, with an uncertain outlook regarding a full recovery of the economy also contributing to investors’ preference for growth over value.
Q    Which of your investment decisions benefited or detracted from the Fund’s benchmark-relative performance during the 12-month period ended August 31, 2020?
A    Sector allocation was an overall positive for the Fund’s benchmark-relative performance over the 12-month period, but stock selection, particularly in financials, information technology, and real estate, aided relative returns the most and drove the Fund’s outperformance of the Russell 1000 Value Index.
At the individual security level, within financials, a position in large auto and home insurer Progressive strongly benefited the Fund’s benchmark-relative performance during the 12-month period. The company’s stock price appreciated in the wake of the COVID-19 lockdowns during the spring as the market anticipated that people working from and staying at home would drive less, and therefore suffer fewer accidents and file fewer damage claims. Progressive’s shares slumped briefly in the second calendar quarter of 2020, due in part to the market’s belief that as the economy began to reopen from the COVID-19 lockdowns, the number of auto insurance claim losses would increase as people began to drive with greater frequency. Overall, however, the stock was a strong performer over the course of the Fund’s fiscal year. We have continued to view Progressive as a potential longer-term market-share gainer because of the
Pioneer Disciplined Value Fund | Annual Report | 8/31/20 5

company’s scale, technology advantages over its competitors, and branding. In real estate, the portfolio’s position in Digital Realty Trust, a data-center real estate investment trust (REIT), was another solid positive contributor to the Fund’s benchmark-relative results. Digital Realty Trust offers information technology services and provides its clients with co-location and interconnection capabilities to enhance access to the cloud, which enables them to store data. During the work-from-home environment created by the pandemic, data-center REITs in general have performed very well, and Digital Realty Trust has been no exception. The company also has recently finalized an acquisition that the market has viewed as a potential benefit for Digital Realty’s longer-term prospects. Finally, in information technology, the Fund’s position in semiconductor firm Lam Research aided benchmark-relative returns during the 12-month period. Lam Research manufactures, markets, and services semiconductor-processing equipment used in the making of integrated circuits. The stock experienced a strong run-up during the period, as the company has returned to growth mode despite the pandemic and the macroeconomic damage it has caused. The equipment Lam Research sells to produce some of the most advanced semiconductors has remained in high demand as the company’s customers have looked to enable future advances in cloud computing, advanced 5G wireless networks, and artificial intelligence.
On the negative side, consumer staples was the Fund’s weakest sector over the 12-month period, due to an underweight versus the Russell 1000 Value Index, and especially because of stock selection results in the sector. We had underweighted the portfolio to consumer staples because we believed that among all the “bond proxy” sectors, utilities and real estate had offered better value. The sector turned out to be one of the better performers within the benchmark over the 12-month period, and so the underweight detracted from the Fund’s relative returns. As for stock selection within consumer staples, roughly half of the Fund’s underperformance versus the benchmark derived from a holding in food distributor Sysco, as the company struggled, mainly due to the pandemic-caused evaporation of demand for its products from restaurants and large institutions. In addition, Sysco’s CEO abruptly resigned in January, and the company reported disappointing results over multiple quarters. We sold the Fund’s position.
Apartment REIT Essex Property Trust and energy firms EOG Resources and Schlumberger were other Fund holdings that detracted from benchmark-relative performance over the 12-month period. Essex Property Trust’s shares have underperformed of late as the economic effects of the COVID-19 situation have weighed on both occupancies and
6 Pioneer Disciplined Value Fund | Annual Report | 8/31/20

rents in Essex’s core markets on the U.S. west coast. Due to extremely volatile oil prices and a weak demand environment, the energy sector was not a good place to invest during the 12-month period, and the sector’s struggles negatively affected the portfolio’s holdings of EOG Resources and Schlumberger. EOG Resources is one of the lowest-cost shale producers in the U.S., but the difficult environment within the sector had a severe effect on the company’s performance during the period. Schlumberger, an oilfield services company, is highly levered to overseas capital expenditures (capex), which are funds used by companies to acquire, upgrade, and maintain physical assets and to maintain or increase the scope of their operations. As the oil industry continued to unwind before our eyes during the 12-month period, any prospects of Schlumberger benefiting from increased capex faded. We sold the Fund’s position.
Q    Did the Fund have any exposure to derivative securities during the 12-month period ended August 31, 2020?
A    No, the Fund had no exposure to derivatives during the 12-month period.
Q    What is your outlook as the Fund enters a new fiscal year, and how is the portfolio positioned?
A    There has been a great deal of uncertainty in the markets due to the ongoing COVID-19 pandemic and the uneven recovery for the global economy. Early signs of economic recovery combined with unreasonably low valuations after the initial sell-off in February and March carried the equity market meaningfully higher a few months ago, and drove it far away from the March trough. A pause in the upward movement of stocks of companies with more sensitivity to the economic cycle was inevitable, and we saw some flare-ups of COVID-19 cases in states that had reopened earlier than others had, or that did not experience as many cases back at the beginning of the pandemic. In addition, the U.S. government failed to provide further fiscal stimulus after the second quarter, leading to a decline in unemployment benefits. Thus, investors returned to the work-from-home trade, which resulted in a severe narrowing of the breadth of equity market returns, with technology and tech-oriented growth stocks outperforming other segments by a wide margin. This has created what we believe is an unsustainable dynamic — reminiscent to the peak of the tech bubble in 1999. While not directly relevant for the value-stock universe, we do find the gap between growth and value at extreme levels, and we would anticipate an eventual resurgence in value relative to the broader market.
Pioneer Disciplined Value Fund | Annual Report | 8/31/20 7

Our analytical process involves forecasting a range of fundamental and valuation outcomes, which currently range from an extended recession and permanent changes in consumer and corporate behavior to a faster recovery and fewer sustained effects caused by the pandemic. We center our investment process on areas of the market where we believe we can identify the best relative values, based on that range of fundamental outcomes. Of course, given the many current uncertainties about the global economy, COVID-19, renewed trade conflicts, a tense geopolitical dynamic, and the upcoming 2020 U.S. Presidential election, the information flow is always changing. Moreover, while the current economic recovery seems promising, the pandemic is still with us and the situation is not without risk, in our opinion.
We have continued to rely on the combination of our experienced analyst team and a proprietary corporate performance and valuation framework grounded in business-model economics, or economic value added (“EVA”). We believe those two elements of our process are critical to the success of the Fund, in light of the secular and cyclical shifts taking place in nearly every industry, as well as always-evolving political and economic conditions. With a very uncertain political landscape that will come into better focus in less than two months, we believe our EVA-oriented process is critical to investment success.
Nonetheless, the pandemic and recent social unrest are likely to have an effect on voters as we get closer to the presidential election in November, and we would expect the market to start pricing in possible results. Even so, we have remained quite thoughtful in our fundamental forecasts and valuation scenarios that we analyze when picking each holding for the Fund, and evaluating each potential investment idea.
We have been finding relative value in high-quality value stocks of late, and have generally avoided deep-value stocks, as we do not believe that current valuations sufficiently reflect the risks involved with deep-value investments. Given the recovery in cyclical stocks a few months ago and the continued outperformance of growth, we have shifted the portfolio’s holdings towards stocks of stable, quality value companies in recent weeks, as that is where we have been able to identify relative value. The Fund had been meaningfully underweight versus the Russell 1000 Value Index to bond-proxy sectors such as consumer staples and utilities for the past year or two. However, we now find stocks in those sectors more compelling, particularly given a low-interest-rate environment combined with the likelihood of continued, excessive economic volatility, a lack of corporate earnings visibility, and the political uncertainty leading up to the Presidential election.
8 Pioneer Disciplined Value Fund | Annual Report | 8/31/20

Please refer to the Schedule of Investments on pages 18–22 for a full listing of Fund securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
The Fund may invest in fewer than 40 securities, and as a result, the Fund’s performance may be more volatile than the performance of funds holding more securities.
Investments in small- and mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
These risks may increase share price volatility.
Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer Disciplined Value Fund | Annual Report | 8/31/20 9

Portfolio Summary | 8/31/20

Portfolio Diversification

(As a percentage of total investments)*

Sector Distribution

(As a percentage of total investments)*

10 Largest Holdings

(As a percentage of total investments)*

1.	Bank of America Corp.	4.37%
2.	Verizon Communications, Inc.	3.41
3.	Johnson & Johnson	3.37
4.	JPMorgan Chase & Co.	3.37
5.	Walt Disney Co.	3.37
6.	NextEra Energy, Inc.	3.13
7.	Comcast Corp.	3.10
8.	Caterpillar, Inc.	3.08
9.	Norfolk Southern Corp.	2.93
10.	Walmart, Inc.	2.90

*  Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.
10 Pioneer Disciplined Value Fund | Annual Report | 8/31/20

Prices and Distributions | 8/31/20

Net Asset Value per Share

Class	8/31/20	8/31/19
A	$13.95	$13.58
C	$13.68	$13.29
R	$13.37	$13.02
Y	$14.05	$13.68

Distributions per Share: 9/1/19–8/31/20

	Net Investment	Short-Term	Long-Term
Class	Income	Capital Gains	Capital Gains
A	$0.1804	$ —	$ —
C	$0.0403	$ —	$ —
R	$0.1206	$ —	$ —
Y	$0.2259	$ —	$ —

Index Definition
The Russell 1000 Value Index is an unmanaged measure of the performance of large-cap U.S. value stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.
The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 12–15.
Pioneer Disciplined Value Fund | Annual Report | 8/31/20 11

Performance Update | 8/31/20	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Disciplined Value Fund at public offering price during the periods shown, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of August 31, 2020)
	Net	Public	Russell
	Asset	Offering	1000
	Value	Price	Value
Period	(NAV)	(POP)	Index
10 years	9.85%	9.20%	11.05%
5 years	7.89	6.62	7.53
1 year	3.96	-2.02	0.84

Expense Ratio
(Per prospectus dated December 31, 2019)
Gross
1.18%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
The Fund acquired the assets and liabilities of Pioneer Disciplined Value Fund (“the predecessor fund”) on June 7, 2013. As a result of the reorganization, the predecessor fund’s performance and financial history became the performance and financial history of the Fund. The performance of Class A shares of the Fund is the performance of Class A shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.
Please refer to the financial highlights for a more current expense ratio.
12 Pioneer Disciplined Value Fund | Annual Report | 8/31/20

Performance Update | 8/31/20	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Disciplined Value Fund during the periods shown, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of August 31, 2020)
			Russell
			1000
	If	If	Value
Period	Held	Redeemed	Index
10 years	8.98%	8.98%	11.05%
5 years	7.11	7.11	7.53
1 year	3.21	3.21	0.84

Expense Ratio
(Per prospectus dated December 31, 2019)
Gross
1.92%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. “If Redeemed” returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
The Fund acquired the assets and liabilities of Pioneer Disciplined Value Fund (“the predecessor fund”) on June 7, 2013. As a result of the reorganization, the predecessor fund’s performance and financial history became the performance and financial history of the Fund. The performance of Class C shares of the Fund is the performance of Class C shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.
Please refer to the financial highlights for a more current expense ratio.
Pioneer Disciplined Value Fund | Annual Report | 8/31/20 13

Performance Update | 8/31/20	Class R Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Disciplined Value Fund during the periods shown, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of August 31, 2020)
		Russell
		1000
	Net Asset	Value
Period	Value (NAV)	Index
10 years	9.63%	11.05%
5 years	7.57	7.53
1 year	3.55	0.84

Expense Ratio
(Per prospectus dated December 31, 2019)
Gross
1.59%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The Fund acquired the assets and liabilities of Pioneer Disciplined Value Fund (“the predecessor fund”) on June 7, 2013. As a result of the reorganization, the predecessor fund’s performance and financial history became the performance and financial history of the Fund. The predecessor fund did not offer Class R shares. Accordingly, the performance of Class R shares of the Fund is the performance of Class A shares of the predecessor fund for periods prior to the reorganization, restated to reflect the higher distribution and service fees of Class R shares, but not other differences in expenses.
Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
14 Pioneer Disciplined Value Fund | Annual Report | 8/31/20

Performance Update | 8/31/20	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Disciplined Value Fund during the periods shown, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of August 31, 2020)
		Russell
		1000
	Net Asset	Value
Period	Value (NAV)	Index
10 years	10.20%	11.05%
5 years	8.23	7.53
1 year	4.24	0.84

Expense Ratio
(Per prospectus dated December 31, 2019)
Gross
0.90%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The Fund acquired the assets and liabilities of Pioneer Disciplined Value Fund (“the predecessor fund”) on June 7, 2013. As a result of the reorganization, the predecessor fund’s performance and financial history became the performance and financial history of the Fund. The performance of Class Y shares of the Fund is the performance of Class Y shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.
Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
Pioneer Disciplined Value Fund | Annual Report | 8/31/20 15

Comparing Ongoing Fund Expenses
As a shareowner in the Fund, you incur two types of costs:
(1)   ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)   transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.
Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)   Divide your account value by $1,000
Example: an $8,600 account value ÷ $1,000 = 8.6
(2)   Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Expenses Paid on a $1,000 Investment in Pioneer Disciplined Value Fund
Based on actual returns from March 1, 2020 through August 31, 2020.

Share Class	A	C	R	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 3/1/20
Ending Account	$1,044.19	$1,040.21	$1,042.17	$1,045.43
Value (after expenses)
on 8/31/20
Expenses Paid	$5.96	$9.69	$7.96	$4.47
During Period*

*  Expenses are equal to the Fund's annualized expense ratio of 1.16%, 1.89%, 1.55%, and 0.87% for Class A, Class C, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the partial year period).
16 Pioneer Disciplined Value Fund | Annual Report | 8/31/20

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Disciplined Value Fund
Based on a hypothetical 5% return per year before expenses, reflecting the period from March 1, 2020 through August 31, 2020.

Share Class	A	C	R	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 3/1/20
Ending Account	$1,019.30	$1,015.63	$1,017.34	$1,020.76
Value (after expenses)
on 8/31/20
Expenses Paid	$5.89	$9.58	$7.86	$4.42
During Period*

Expenses are equal to the Fund's annualized expense ratio of 1.16%, 1.89%, 1.55%, and 0.87% for Class A, Class C, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the partial year period).
Pioneer Disciplined Value Fund | Annual Report | 8/31/20 17

Schedule of Investments | 8/31/20

Shares		Value
UNAFFILIATED ISSUERS — 100.0%
COMMON STOCKS — 100.0% of Net Assets
Auto Components — 1.9%
46,862	Aptiv Plc	$ 4,035,756
69,131	BorgWarner, Inc.	2,806,027
	Total Auto Components	$ 6,841,783
Banks — 8.4%
604,248	Bank of America Corp.	$ 15,553,344
119,522	JPMorgan Chase & Co.	11,974,909
8,613(a)	SVB Financial Group	2,199,588
	Total Banks	$ 29,727,841
Beverages — 3.0%
51,084	Brown-Forman Corp., Class B	$ 3,737,816
51,536	PepsiCo., Inc.	7,218,132
	Total Beverages	$ 10,955,948
Biotechnology — 1.0%
37,306	AbbVie, Inc.	$ 3,572,796
	Total Biotechnology	$ 3,572,796
Capital Markets — 0.5%
39,210	Apollo Global Management, Inc.	$ 1,837,773
	Total Capital Markets	$ 1,837,773
Chemicals — 3.6%
127,074	DuPont de Nemours, Inc.	$ 7,085,646
53,894	FMC Corp.	5,759,113
	Total Chemicals	$ 12,844,759
Commercial Services & Supplies — 1.3%
41,789	Waste Management, Inc.	$ 4,763,946
	Total Commercial Services & Supplies	$ 4,763,946
Communications Equipment — 2.8%
174,188	Cisco Systems, Inc.	$ 7,354,217
15,550	Motorola Solutions, Inc.	2,406,363
	Total Communications Equipment	$ 9,760,580
Consumer Discretionary — 3.1%
246,131	Comcast Corp.	$ 11,029,130
	Total Consumer Discretionary	$ 11,029,130
Consumer Finance — 0.9%
33,328	American Express Co.	$ 3,385,791
	Total Consumer Finance	$ 3,385,791
Diversified Financial Services — 0.8%
12,817(a)	Berkshire Hathaway, Inc., Class B	$ 2,794,619
	Total Diversified Financial Services	$ 2,794,619

The accompanying notes are an integral part of these financial statements.
18 Pioneer Disciplined Value Fund | Annual Report | 8/31/20

Shares		Value
Diversified Telecommunication Services — 3.9%
168,413	CenturyLink, Inc.	$ 1,810,440
204,479	Verizon Communications, Inc.	12,119,470
	Total Diversified Telecommunication Services	$ 13,929,910
Electric Utilities — 6.9%
118,920	American Electric Power Co., Inc.	$ 9,374,464
39,820	NextEra Energy, Inc.	11,116,549
148,173	PPL Corp.	4,094,020
	Total Electric Utilities	$ 24,585,033
Electrical Equipment — 3.9%
44,880	Eaton Corp. Plc	$ 4,582,248
39,785	Rockwell Automation, Inc.	9,171,636
	Total Electrical Equipment	$ 13,753,884
Entertainment — 3.9%
12,169(a)	Electronic Arts, Inc.	$ 1,697,210
90,808	Walt Disney Co.	11,974,851
	Total Entertainment	$ 13,672,061
Equity Real Estate Investment Trusts (REITs) — 3.4%
33,277	Alexandria Real Estate Equities, Inc.	$ 5,603,181
30,040	Essex Property Trust, Inc.	6,503,960
	Total Equity Real Estate Investment Trusts (REITs)	$ 12,107,141
Financials — 1.1%
107,181	Charles Schwab Corp.	$ 3,808,141
	Total Financials	$ 3,808,141
Food & Staples Retailing — 2.9%
74,289	Walmart, Inc.	$ 10,315,028
	Total Food & Staples Retailing	$ 10,315,028
Health Care — 4.5%
65,117(a)	Centene Corp.	$ 3,992,974
78,076	Johnson & Johnson	11,977,639
	Total Health Care	$ 15,970,613
Health Care Equipment & Supplies — 4.3%
14,961(a)	Hologic, Inc.	$ 893,471
68,714	Medtronic Plc	7,384,694
48,892	Zimmer Biomet Holdings, Inc.	6,887,905
	Total Health Care Equipment & Supplies	$ 15,166,070
Health Care Providers & Services — 1.7%
21,606	Anthem, Inc.	$ 6,082,521
	Total Health Care Providers & Services	$ 6,082,521

The accompanying notes are an integral part of these financial statements.
Pioneer Disciplined Value Fund | Annual Report | 8/31/20 19

Schedule of Investments | 8/31/20 (continued)

Shares		Value
	Household Products — 3.8%
33,869	Kimberly-Clark Corp.	$ 5,343,173
59,868	Procter & Gamble Co.	8,281,540
	Total Household Products	$ 13,624,713
	Information Technology — 2.6%
83,992	Amphenol Corp.	$ 9,222,322
	Total Information Technology	$ 9,222,322
	Insurance — 3.8%
134,182	Hartford Financial Services Group, Inc.	$ 5,427,662
84,387	Progressive Corp.	8,020,140
	Total Insurance	$ 13,447,802
	IT Services — 1.7%
24,276	Automatic Data Processing, Inc.	$ 3,376,549
42,543	Cognizant Technology Solutions Corp.	2,844,425
	Total IT Services	$ 6,220,974
	Machinery — 4.8%
76,903	Caterpillar, Inc.	$ 10,944,066
13,738	Illinois Tool Works, Inc.	2,713,942
20,654	Stanley Black & Decker, Inc.	3,331,490
	Total Machinery	$ 16,989,498
	Mortgage Real Estate Investment Trusts (REITs) — 1.1%
77,566	AGNC Investment Corp.	$ 1,094,456
252,237	Redwood Trust, Inc.	1,748,003
166,204	Two Harbors Investment Corp.	905,812
	Total Mortgage Real Estate Investment Trusts (REITs)	$ 3,748,271
	Oil, Gas & Consumable Fuels — 4.7%
101,814	Chevron Corp.	$ 8,545,249
115,877	EOG Resources, Inc.	5,253,863
59,695	Hess Corp.	2,748,358
	Total Oil, Gas & Consumable Fuels	$ 16,547,470
	Pharmaceuticals — 2.9%
12,122	Eli Lilly & Co.	$ 1,798,784
51,301	Merck & Co., Inc.	4,374,436
25,751	Novo Nordisk AS (A.D.R.)	1,700,596
55,101	Roche Holding AG (A.D.R.)	2,407,914
	Total Pharmaceuticals	$ 10,281,730
	Road & Rail — 2.9%
48,982	Norfolk Southern Corp.	$ 10,410,145
	Total Road & Rail	$ 10,410,145

The accompanying notes are an integral part of these financial statements.
20 Pioneer Disciplined Value Fund | Annual Report | 8/31/20

Shares		Value
	Semiconductors & Semiconductor Equipment — 3.2%
22,912	Analog Devices, Inc.	$ 2,677,955
4,763	Lam Research Corp.	1,601,987
68,500(a)	Micron Technology, Inc.	3,117,435
31,797	QUALCOMM, Inc.	3,787,023
	Total Semiconductors & Semiconductor Equipment	$ 11,184,400
	Specialty Retail — 2.9%
3,198	Home Depot, Inc.	$ 911,558
171,603	TJX Cos., Inc.	9,402,128
	Total Specialty Retail	$ 10,313,686
	Technology Hardware, Storage & Peripherals — 0.5%
40,322	NetApp, Inc.	$ 1,910,860
	Total Technology Hardware, Storage & Peripherals	$ 1,910,860
	Textiles, Apparel & Luxury Goods — 0.5%
27,954	VF Corp.	$ 1,837,975
	Total Textiles, Apparel & Luxury Goods	$ 1,837,975
	Trading Companies & Distributors — 0.8%
16,805(a)	United Rentals, Inc.	$ 2,975,325
	Total Trading Companies & Distributors	$ 2,975,325
	TOTAL COMMON STOCKS
	(Cost $329,805,684)	$355,620,539
	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 100.0%
	(Cost $329,805,684)	$355,620,539
	OTHER ASSETS AND LIABILITIES — 0.0%	$ 143,589
	NET ASSETS — 100.0%	$355,764,128

REIT	Real Estate Investment Trust.
(A.D.R.)	American Depositary Receipts.
(a)	Non-income producing security.

Purchases and sales of securities (excluding temporary cash investments) for the year ended August 31, 2020, aggregated $409,386,860 and $452,987,892, respectively.
The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Pioneer Asset Management, Inc. (the “Adviser”) serves as the Fund’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended August 31, 2020, the Fund did not engage in any cross trade activity.
The accompanying notes are an integral part of these financial statements.
Pioneer Disciplined Value Fund | Annual Report | 8/31/20 21

Schedule of Investments | 8/31/20 (continued)
At August 31, 2020, the net unrealized appreciation on investments based on cost for federal tax purposes of $333,641,869 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$40,063,054
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(18,084,384)
Net unrealized appreciation	$21,978,670

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.
Level 1 – quoted prices in active markets for identical securities.
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements —Note 1A.
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of August 31, 2020, in valuing the Fund’s investments:

	Level 1	Level 2	Level 3	Total
Common Stocks	$355,620,539	$—	$—	$355,620,539
Total Investments in Securities	$355,620,539	$—	$—	$355,620,539

During the year ended August 31, 2020, there were no transfers between Levels 1, 2 and 3.
The accompanying notes are an integral part of these financial statements.
22 Pioneer Disciplined Value Fund | Annual Report | 8/31/20

Statement of Assets and Liabilities | 8/31/20

ASSETS:
Investments in unaffiliated issuers, at value (cost $329,805,684)	$355,620,539
Cash	9,319,278
Receivables —
Fund shares sold	278,722
Dividends	652,394
Other assets	37,606
Total assets	$365,908,539
LIABILITIES:
Payables —
Investment securities purchased	$9,458,714
Fund shares repurchased	380,489
Trustees’ fees	2,637
Due to affiliates	47,929
Accrued expenses	254,642
Total liabilities	$10,144,411
NET ASSETS:
Paid-in capital	$330,680,664
Distributable earnings	25,083,464
Net assets	$355,764,128
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $254,678,739/18,258,554 shares)	$13.95
Class C (based on $15,321,442/1,120,299 shares)	$13.68
Class R (based on $9,471,280/708,424 shares)	$13.37
Class Y (based on $76,292,668/5,430,017 shares)	$14.05
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $13.95 net asset value per share/100%-5.75%
maximum sales charge)	$14.80

The accompanying notes are an integral part of these financial statements.
Pioneer Disciplined Value Fund | Annual Report | 8/31/20 23

Statement of Operations
FOR THE YEAR ENDED 8/31/20

INVESTMENT INCOME:
Dividends from unaffiliated issuers (net of foreign taxes
withheld $28,545)	$9,248,204
Interest from unaffiliated issuers	101,485
Total investment income		$9,349,689
EXPENSES:
Management fees	$2,460,919
Administrative expense	157,666
Transfer agent fees
Class A	339,519
Class C	20,796
Class R	27,121
Class Y	84,324
Distribution fees
Class A	665,706
Class C	203,046
Class R	49,385
Shareowner communications expense	76,636
Custodian fees	15,309
Registration fees	77,423
Professional fees	44,217
Printing expense	39,691
Pricing fees	181
Trustees’ fees	16,091
Insurance expense	5,233
Miscellaneous	55,544
Total expenses		$4,338,807
Net investment income		$5,010,882
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers		$747,139
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers		$8,870,945
Net realized and unrealized gain (loss) on investments		$9,618,084
Net increase in net assets resulting from operations		$14,628,966

The accompanying notes are an integral part of these financial statements.
24 Pioneer Disciplined Value Fund | Annual Report | 8/31/20

Statements of Changes in Net Assets

	Year	Year
	Ended	Ended
	8/31/20	8/31/19
FROM OPERATIONS:
Net investment income (loss)	$5,010,882	$5,756,469
Net realized gain (loss) on investments	747,139	(719,550)
Change in net unrealized appreciation (depreciation)
on investments	8,870,945	(18,176,393)
Net increase (decrease) in net assets resulting
from operations	$14,628,966	$(13,139,474)
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.18 and $2.23 per share, respectively)	$(3,566,861)	$(45,467,830)
Class C ($0.04 and $2.09 per share, respectively)	(66,147)	(5,432,217)
Class R ($0.12 and $2.19 per share, respectively)	(92,809)	(1,602,207)
Class Y ($0.23 and $2.26 per share, respectively)	(1,377,629)	(15,694,962)
Total distributions to shareowners	$(5,103,446)	$(68,197,216)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$41,337,239	$98,063,715
Reinvestment of distributions	4,933,219	64,350,298
Cost of shares repurchased	(101,638,491)	(192,913,078)
Net decrease in net assets resulting
from Fund share transactions	$(55,368,033)	$(30,499,065)
Net decrease in net assets	$(45,842,513)	$(111,835,755)
NET ASSETS:
Beginning of year	$401,606,641	$513,442,396
End of year	$355,764,128	$401,606,641

The accompanying notes are an integral part of these financial statements.
Pioneer Disciplined Value Fund | Annual Report | 8/31/20 25

Statements of Changes in Net Assets (continued)

	Year Ended	Year Ended	Year Ended	Year Ended
	8/31/20	8/31/20	8/31/19	8/31/19
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,487,957	$19,917,268	5,195,800	$77,589,975
Reinvestment of distributions	228,454	3,438,179	3,373,778	43,731,369
Less shares repurchased	(3,982,467)	(54,052,016)	(6,409,271)	(86,702,591)
Net increase (decrease)	(2,266,056)	$(30,696,569)	2,160,307	$34,618,753
Class C
Shares sold	105,968	$1,408,621	516,340	$6,973,244
Reinvestment of distributions	4,198	62,204	368,853	4,699,193
Less shares repurchased	(865,873)	(11,642,508)	(4,587,270)	(68,037,987)
Net decrease	(755,707)	$(10,171,683)	(3,702,077)	$(56,365,550)
Class R
Shares sold	108,451	$1,410,579	155,661	$2,028,791
Reinvestment of distributions	6,280	90,742	125,581	1,564,433
Less shares repurchased	(212,266)	(2,815,292)	(196,530)	(2,538,277)
Net increase (decrease)	(97,535)	$(1,313,971)	84,712	$1,054,947
Class Y
Shares sold	1,380,024	$18,600,771	817,600	$11,471,705
Reinvestment of distributions	88,704	1,342,094	1,100,975	14,355,303
Less shares repurchased	(2,430,166)	(33,128,675)	(2,663,113)	(35,634,223)
Net decrease	(961,438)	$(13,185,810)	(744,538)	$(9,807,215)

The accompanying notes are an integral part of these financial statements.
26 Pioneer Disciplined Value Fund | Annual Report | 8/31/20

Financial Highlights

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	8/31/20	8/31/19	8/31/18	8/31/17	8/31/16*
Class A
Net asset value, beginning of period	$13.58	$16.20	$16.84	$14.18	$16.42
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.18	$0.18	$0.10	$0.19	$0.16
Net realized and unrealized gain (loss) on investments	0.37	(0.57)	1.69	2.61	0.96
Net increase (decrease) from investment operations	$0.55	$(0.39)	$1.79	$2.80	$1.12
Distributions to shareowners:
Net investment income	$(0.18)	$(0.14)	$(0.16)	$(0.14)	$(0.16)
Net realized gain	—	(2.09)	(2.27)	—	(3.20)
Total distributions	$(0.18)	$(2.23)	$(2.43)	$(0.14)	$(3.36)
Net increase (decrease) in net asset value	$0.37	$(2.62)	$(0.64)	$2.66	$(2.24)
Net asset value, end of period	$13.95	$13.58	$16.20	$16.84	$14.18
Total return (b)	3.96%	(1.63)%	11.10%	19.88%	7.35%
Ratio of net expenses to average net assets	1.16%	1.18%	1.13%	1.15%	1.18%
Ratio of net investment income (loss) to average net assets	1.31%	1.32%	0.62%	1.23%	1.11%
Portfolio turnover rate	111%	113%	112%	115%	129%
Net assets, end of period (in thousands)	$254,679	$278,738	$297,450	$307,799	$316,382

*     The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)   The per-share data presented above is based on the average shares outstanding for the period presented.
(b)   Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
The accompanying notes are an integral part of these financial statements.
Pioneer Disciplined Value Fund | Annual Report | 8/31/20 27

Financial Highlights (continued)

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	8/31/20	8/31/19	8/31/18	8/31/17	8/31/16*
Class C
Net asset value, beginning of period	$13.29	$15.85	$16.52	$13.91	$16.14
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.08	$0.09	$(0.02)	$0.07	$0.05
Net realized and unrealized gain (loss) on investments	0.35	(0.56)	1.65	2.57	0.95
Net increase (decrease) from investment operations	$0.43	$(0.47)	$1.63	$2.64	$1.00
Distributions to shareowners:
Net investment income	$(0.04)	$—	$(0.03)	$(0.03)	$(0.03)
Net realized gain	—	(2.09)	(2.27)	—	(3.20)
Total distributions	$(0.04)	$(2.09)	$(2.30)	$(0.03)	$(3.23)
Net increase (decrease) in net asset value	$0.39	$(2.56)	$(0.67)	$2.61	$(2.23)
Net asset value, end of period	$13.68	$13.29	$15.85	$16.52	$13.91
Total return (b)	3.21%	(2.39)%	10.29%	18.98%	6.62%
Ratio of net expenses to average net assets	1.89%	1.92%	1.84%	1.89%	1.90%
Ratio of net investment income (loss) to average net assets	0.58%	0.63%	(0.10)%	0.48%	0.38%
Portfolio turnover rate	111%	113%	112%	115%	129%
Net assets, end of period (in thousands)	$15,321	$24,941	$88,422	$103,022	$120,404

*     The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)   The per-share data presented above is based on the average shares outstanding for the period presented.
(b)   Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
The accompanying notes are an integral part of these financial statements.
28 Pioneer Disciplined Value Fund | Annual Report | 8/31/20

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	8/31/20	8/31/19	8/31/18	8/31/17	8/31/16*
Class R
Net asset value, beginning of period	$13.02	$15.63	$16.33	$13.77	$16.03
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.12	$0.13	$0.06	$0.15	$0.12
Net realized and unrealized gain (loss) on investments	0.35	(0.55)	1.62	2.53	0.94
Net increase (decrease) from investment operations	$0.47	$(0.42)	$1.68	$2.68	$1.06
Distributions to shareowners:
Net investment income	$(0.12)	$(0.10)	$(0.11)	$(0.12)	$(0.12)
Net realized gain	—	(2.09)	(2.27)	—	(3.20)
Total distributions	$(0.12)	$(2.19)	$(2.38)	$(0.12)	$(3.32)
Net increase (decrease) in net asset value	$0.35	$(2.61)	$(0.70)	$2.56	$(2.26)
Net asset value, end of period	$13.37	$13.02	$15.63	$16.33	$13.77
Total return (b)	3.55%	(1.94)%	10.77%	19.53%	7.13%
Ratio of net expenses to average net assets	1.55%	1.53%	1.40%	1.40%	1.40%
Ratio of net investment income (loss) to average net assets	0.91%	0.96%	0.35%	0.97%	0.89%
Portfolio turnover rate	111%	113%	112%	115%	129%
Net assets, end of period (in thousands)	$9,471	$10,494	$11,275	$11,860	$12,888
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.55%	1.59%	1.52%	1.54%	1.58%
Net investment income (loss) to average net assets	0.91%	0.90%	0.23%	0.84%	0.71%

*     The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)   The per-share data presented above is based on the average shares outstanding for the period presented.
(b)   Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
The accompanying notes are an integral part of these financial statements.
Pioneer Disciplined Value Fund | Annual Report | 8/31/20 29

Financial Highlights (continued)

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	8/31/20	8/31/19	8/31/18	8/31/17	8/31/16*
Class Y
Net asset value, beginning of period	$13.68	$16.30	$16.93	$14.27	$16.49
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.22	$0.22	$0.15	$0.24	$0.21
Net realized and unrealized gain (loss) on investments	0.38	(0.58)	1.70	2.62	0.98
Net increase (decrease) from investment operations	$0.60	$(0.36)	$1.85	$2.86	$1.19
Distributions to shareowners:
Net investment income	$(0.23)	$(0.17)	$(0.21)	$(0.20)	$(0.21)
Net realized gain	—	(2.09)	(2.27)	—	(3.20)
Total distributions	$(0.23)	$(2.26)	$(2.48)	$(0.20)	$(3.41)
Net increase (decrease) in net asset value	$0.37	$(2.62)	$(0.63)	$2.66	$(2.22)
Net asset value, end of period	$14.05	$13.68	$16.30	$16.93	$14.27
Total return (b)	4.24%	(1.33)%	11.42%	20.20%	7.80%
Ratio of net expenses to average net assets	0.87%	0.88%	0.83%	0.84%	0.84%
Ratio of net investment income (loss) to average net assets	1.60%	1.62%	0.90%	1.54%	1.45%
Portfolio turnover rate	111%	113%	112%	115%	129%
Net assets, end of period (in thousands)	$76,293	$87,434	$116,296	$148,541	$109,037
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.87%	0.90%	0.83%	0.84%	0.84%
Net investment income (loss) to average net assets	1.60%	1.60%	0.90%	1.54%	1.45%

*     The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)   The per-share data presented above is based on the average shares outstanding for the period presented.
(b)   Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
The accompanying notes are an integral part of these financial statements.
30 Pioneer Disciplined Value Fund | Annual Report | 8/31/20

Notes to Financial Statements | 8/31/20
1. Organization and Significant Accounting Policies
Pioneer Disciplined Value Fund (the “Fund”) is a series of Pioneer Series Trust III, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund’s investment objective is to seek long-term capital growth.
The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Class K shares had not commenced operations as of August 31, 2020. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.
Amundi Pioneer Asset Management, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Fund’s distributor (the “Distributor”).
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
Pioneer Disciplined Value Fund | Annual Report | 8/31/20 31

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:
A.   Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is
32 Pioneer Disciplined Value Fund | Annual Report | 8/31/20

responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.
At August 31, 2020, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).
B.    Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
Pioneer Disciplined Value Fund | Annual Report | 8/31/20 33

C.   Federal Income Taxes
It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of August 31, 2020, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
At August 31, 2020, the Fund was permitted to carry forward indefinitely $274,466 of short-term losses.
The tax character of distributions paid during the years ended August 31, 2020 and August 31, 2019, were as follows:

	2020	2019
Distributions paid from:
Ordinary income	$5,103,446	$23,833,600
Long-term capital gain	—	44,363,616
Total	$5,103,446	$68,197,216

The following shows the components of distributable earnings (losses) on a federal income tax-basis at August 31, 2020:

2020
Distributable earnings:
Undistributed ordinary income	$3,379,260
Capital Loss Carryover	(274,466)
Net unrealized appreciation	21,978,670
Total	$25,083,464

The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales.
34 Pioneer Disciplined Value Fund | Annual Report | 8/31/20

D.   Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $10,149 in underwriting commissions on the sale of Class A shares during the year ended August 31, 2020.
E.   Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).
Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.
F.   Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund’s investments in
Pioneer Disciplined Value Fund | Annual Report | 8/31/20 35

foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund’s custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
COVID-19
The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may
36 Pioneer Disciplined Value Fund | Annual Report | 8/31/20

continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees are calculated daily and paid monthly at the annual rate to 0.65% of the Fund’s average daily net assets up to $1 billion, 0.60% of the next $2 billion of the Fund’s average daily net assets, 0.55% of the next $4.5 billion of the Fund’s average daily net assets and 0.525% of the Fund’s average daily net assets over $7.5 billion. For the year ended August 31, 2020, the effective management fee was equivalent to 0.65% of the Fund’s average daily net assets.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $ 30,006 in management fees, administrative costs and certain other reimbursements payable to the Adviser at August 31, 2020.
3. Transfer Agent
DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
Pioneer Disciplined Value Fund | Annual Report | 8/31/20 37

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended August 31, 2020, such out-of-pocket expenses by class of shares were as follows:

Shareowner Communications:
Class A	$61,951
Class C	5,340
Class R	1,910
Class Y	7,435
Total	$76,636

4. Distribution and Service Plans
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays the Distributor 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $17,923 in distribution fees payable to the Distributor at August 31, 2020.
The Fund also has adopted a separate service plan for Class R shares (the “Service Plan”). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class R shares held by such plans.
In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or
38 Pioneer Disciplined Value Fund | Annual Report | 8/31/20

market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R or Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended August 31, 2020, CDSCs in the amount of $774 were paid to the Distributor.
5. Line of Credit Facility
The Fund, along with certain other funds in the Pioneer Family of Funds (the “Funds”), participates in a committed, unsecured revolving line of credit facility (“credit facility”). Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. Effective March 11, 2020, the Fund participates in a facility in the amount of $300 million. Prior to March 11, 2020, the Fund participated in a facility in the amount of $250 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (“LIBOR”) plus a credit spread. The Fund also pays an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended August 31, 2020, the Fund had no borrowings under the credit facility.
Pioneer Disciplined Value Fund | Annual Report | 8/31/20 39

Report of Independent Registered Public
Accounting Firm

To the Board of Trustees and the Shareholders of
Pioneer Series Trust III:

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Pioneer Disciplined Value Fund (the “Fund”) (one of the funds constituting Pioneer Series Trust III (the “Trust”)), including the schedule of investments, as of August 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the related notes (collectively referred to as the “financial statements”). The financial highlights for the period ended August 31, 2016 were audited by another independent registered public accounting firm whose report, dated October 24, 2016, expressed an unqualified opinion on those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Pioneer Disciplined Value Fund (one of the funds constituting Pioneer Series Trust III) at August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
40 Pioneer Disciplined Value Fund | Annual Report | 8/31/20

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Amundi Pioneer investment companies since 2017.
Boston, Massachusetts
October 30, 2020
Pioneer Disciplined Value Fund | Annual Report | 8/31/20 41

Additional Information (unaudited)
For the year ended August 31, 2020, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 20%. Complete information will be computed and reported in conjunction with your 2020 form 1099-DIV.
The qualifying percentage of the Fund’s ordinary income dividends for the purpose of the corporate dividends received deduction was 100%.

42 Pioneer Disciplined Value Fund | Annual Report | 8/31/20

Statement Regarding Liquidity Risk Management Program
As required by law, the Fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the Fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Fund. The Fund’s Board of Trustees designated a liquidity risk management committee (the “Committee”) consisting of employees of Amundi Pioneer Asset Management, Inc. (the “Adviser”) to administer the Program.
The Committee provided the Board of Trustees with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation (the “Report”). The Report covered the period from December 1, 2018 through March 31, 2020 (the “Reporting Period”).
The Report confirmed that, throughout the Reporting Period, the Committee had monitored the Fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.
The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:
The Committee reviewed the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the Fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the Fund held less liquid and illiquid assets and the extent to which any such investments affected the Fund’s ability to meet redemption requests. In managing and reviewing the Fund’s liquidity risk, the Committee also considered the extent to which the Fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the Fund uses borrowing for investment purposes, and the extent to which the Fund uses derivatives (including for hedging purposes). The Committee also reviewed the Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the Fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the Fund’s short-term and long-term cash flow projections. The Committee also considered the Fund’s holdings of cash and cash equivalents, as well as borrowing arrangements
Pioneer Disciplined Value Fund | Annual Report | 8/31/20 43

and other funding sources, including, if applicable, the Fund’s participation in a credit facility, as components of the Fund’s ability to meet redemption requests. The Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests.
The Committee reviewed the Program’s liquidity classification methodology for categorizing the Fund’s investments into one of four liquidity buckets. In reviewing the Fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.
The Committee performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the Fund primarily holds highly liquid investments.
The Report stated that the Committee concluded the Program operates adequately and effectively, in all material respects, to assess and manage the Fund’s liquidity risk throughout the Reporting Period.
44 Pioneer Disciplined Value Fund | Annual Report | 8/31/20

Trustees, Officers and Service Providers

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.
Custodian and Sub-Administrator
Brown Brothers Harriman & Co.
Independent Registered Public Accounting Firm
Ernst & Young LLP
Principal Underwriter
Amundi Pioneer Distributor, Inc.
Legal Counsel
Morgan, Lewis & Bockius LLP
Transfer Agent
DST Asset Manager Solutions, Inc.
Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
Trustees and Officers
The Fund’s Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 45 U.S. registered investment portfolios for which Amundi Pioneer serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.
The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.
Pioneer Disciplined Value Fund | Annual Report | 8/31/20 45

Independent Trustees

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Trustee
Thomas J. Perna (69) Chairman of the Board and Trustee	Trustee since 2006. Serves until a successor trustee is elected or earlier retirement or removal.
Private investor (2004 – 2008 and 2013 – present); Chairman (2008 – 2013)
and Chief Executive Officer (2008 – 2012), Quadriserv, Inc. (technology products for securities lending industry); and Senior Executive Vice
President, The Bank of New York (financial and securities services)
(1986 – 2004)

Director, Broadridge Financial
Solutions, Inc. (investor
communications and securities
processing provider for financial
services industry) (2009 – present);
Director, Quadriserv, Inc. (2005 –
2013); and Commissioner, New
Jersey State Civil Service
Commission (2011 – 2015)

John E. Baumgardner, Jr. (69) Trustee	Trustee since 2019. Serves until a successor trustee is elected or earlier retirement or removal.	Of Counsel (2019 – present), Partner (1983-2018), Sullivan & Cromwell LLP (law firm).	Chairman, The Lakeville Journal Company, LLC, (privately-held community newspaper group) (2015-present)
Diane Durnin (63) Trustee	Trustee since 2019. Serves until a successor trustee is elected or earlier retirement or removal.
Managing Director - Head of Product Strategy and Development, BNY
Mellon Investment Management (investment management firm)
(2012-2018); Vice Chairman – The Dreyfus Corporation (2005 – 2018):
Executive Vice President Head of Product, BNY Mellon Investment
Management (2007-2012); Executive Director- Product Strategy, Mellon
Asset Management (2005-2007); Executive Vice President Head of
Products, Marketing and Client Service, Dreyfus Corporation (investment management firm) (2000-2005); and Senior Vice President Strategic
Product and Business Development, Dreyfus Corporation (1994-2000)
None

46 Pioneer Disciplined Value Fund | Annual Report | 8/31/20

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Trustee
Benjamin M. Friedman (76) Trustee	Trustee since 2008. Serves until a successor trustee is elected or earlier retirement or removal.	William Joseph Maier Professor of Political Economy, Harvard University (1972 – present)	Trustee, Mellon Institutional Funds Investment Trust and Mellon Institutional Funds Master Portfolio (oversaw 17 portfolios in fund complex) (1989 - 2008)
Lorraine H. Monchak (64) Trustee	Trustee since 2017. (Advisory Trustee from 2014 - 2017). Serves until a successor trustee is elected or earlier retirement or removal.
Chief Investment Officer, 1199 SEIU Funds (healthcare workers union pension funds) (2001 – present); Vice President – International Investments
Group, American International Group, Inc. (insurance company) (1993 –
2001); Vice President – Corporate Finance and Treasury Group, Citibank,
N.A. (1980 – 1986 and 1990 – 1993); Vice President – Asset/Liability
Management Group, Federal Farm Funding Corporation (government-
sponsored issuer of debt securities) (1988 – 1990); Mortgage Strategies
Group, Shearson Lehman Hutton, Inc. (investment bank) (1987 – 1988); and
Mortgage Strategies Group, Drexel Burnham Lambert, Ltd. (investment bank) (1986 – 1987)
None
Marguerite A. Piret (72) Trustee	Trustee since 2004. Serves until a successor trustee is elected or earlier retirement or removal.
Chief Financial Officer, American Ag Energy, Inc. (controlled environment and agriculture company) (2016 – present); and President and Chief
Executive Officer, Metric Financial Inc. (formerly known as Newbury Piret
Company) (investment banking firm) (1981 – 2019)

Director of New America High Income Fund, Inc. (closed-end investment company) (2004 – present); and Member, Board of Governors, Investment Company Institute (2000 – 2006)

Pioneer Disciplined Value Fund | Annual Report | 8/31/20 47

Independent Trustees (continued)

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Trustee
Fred J. Ricciardi (73) Trustee	Trustee since 2014. Serves until a successor trustee is elected or earlier retirement or removal.
Private investor (2020 – present); Consultant (investment company services) (2012 – 2020); Executive Vice President, BNY Mellon (financial and investment company services) (1969 – 2012); Director, BNY
International Financing Corp. (financial services) (2002 – 2012); Director,
Mellon Overseas Investment Corp. (financial services) (2009 – 2012);
Director, Financial Models (technology) (2005-2007); Director, BNY
Hamilton Funds, Ireland (offshore investment companies) (2004-2007);
Chairman/Director, AIB/BNY Securities Services, Ltd., Ireland (financial services) (1999-2006); and Chairman, BNY Alternative Investment Services,
Inc. (financial services) (2005-2007)
None

48 Pioneer Disciplined Value Fund | Annual Report | 8/31/20

Interested Trustees

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Trustee
Lisa M. Jones (58)* Trustee, President and Chief Executive Officer	Trustee since 2017. Serves until a successor trustee is elected or earlier retirement or removal
Director, CEO and President of Amundi Pioneer Asset Management USA,
Inc. (investment management firm) (since September 2014); Director,
CEO and President of Amundi Pioneer Asset Management, Inc. (since
September 2014); Director, CEO and President of Amundi Pioneer
Distributor, Inc. (since September 2014); Director, CEO and President of
Amundi Pioneer Institutional Asset Management, Inc. (since September
2014); Chair, Amundi Pioneer Asset Management USA, Inc., Amundi Pioneer
Distributor, Inc. and Amundi Pioneer Institutional Asset Management, Inc.
(September 2014 – 2018); Managing Director, Morgan Stanley Investment
Management (investment management firm) (2010 – 2013); Director of
Institutional Business, CEO of International, Eaton Vance Management
(investment management firm) (2005 – 2010); and Director of Amundi
USA, Inc. (since 2017)
None
Kenneth J. Taubes (62)* Trustee	Trustee since 2014. Serves until a successor trustee is elected or earlier retirement or removal
Director and Executive Vice President (since 2008) and Chief Investment
Officer, U.S. (since 2010) of Amundi Pioneer Asset Management USA, Inc.
(investment management firm); Director and Executive Vice President and
Chief Investment Officer, U.S. of Amundi Pioneer (since 2008); Executive
Vice President and Chief Investment Officer, U.S. of Amundi Pioneer
Institutional Asset Management, Inc. (since 2009); Portfolio Manager of
Amundi Pioneer (since 1999); and Director of Amundi USA, Inc.
(since 2017)
None

*  Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund’s investment adviser and certain of its affiliates.
Pioneer Disciplined Value Fund | Annual Report | 8/31/20 49

Fund Officers

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Officer
Christopher J. Kelley (55) Secretary and Chief Legal Officer	Since 2004. Serves at the discretion of the Board
Vice President and Associate General Counsel of Amundi Pioneer since
January 2008; Secretary and Chief Legal Officer of all of the Pioneer Funds
since June 2010; Assistant Secretary of all of the Pioneer Funds from
September 2003 to May 2010; and Vice President and Senior Counsel of
Amundi Pioneer from July 2002 to December 2007
None
Carol B. Hannigan (59) Assistant Secretary	Since 2010. Serves at the discretion of the Board
Fund Governance Director of Amundi Pioneer since December 2006 and
Assistant Secretary of all the Pioneer Funds since June 2010; Manager –
Fund Governance of Amundi Pioneer from December 2003 to November
2006; and Senior Paralegal of Amundi Pioneer from January 2000 to
November 2003
None
Thomas Reyes (57) Assistant Secretary	Since 2010. Serves at the discretion of the Board	Assistant General Counsel of Amundi Pioneer since May 2013 and Assistant Secretary of all the Pioneer Funds since June 2010; and Counsel of Amundi Pioneer from June 2007 to May 2013	None
Mark E. Bradley (60) Treasurer and Chief Financial and Accounting Officer	Since 2008. Serves at the discretion of the Board
Vice President – Fund Treasury of Amundi Pioneer; Treasurer of all of the
Pioneer Funds since March 2008; Deputy Treasurer of Amundi Pioneer from
March 2004 to February 2008; and Assistant Treasurer of all of the Pioneer
Funds from March 2004 to February 2008
None
Luis I. Presutti (55) Assistant Treasurer	Since 2004. Serves at the discretion of the Board	Director – Fund Treasury of Amundi Pioneer; and Assistant Treasurer of all of the Pioneer Funds	None
Gary Sullivan (62) Assistant Treasurer	Since 2004. Serves at the discretion of the Board	Senior Manager – Fund Treasury of Amundi Pioneer; and Assistant Treasurer of all of the Pioneer Funds	None

50 Pioneer Disciplined Value Fund | Annual Report | 8/31/20

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Officer
Antonio Furtado (38) Assistant Treasurer	Since 2020. Serves at the discretion of the Board	Fund Oversight Manager – Fund Treasury of Amundi Pioneer; and Assistant Treasurer of all of the Pioneer Funds	None
John Malone (48) Chief Compliance Officer	Since 2018. Serves at the discretion of the Board
Managing Director, Chief Compliance Officer of Amundi Pioneer Asset
Management; Amundi Pioneer Institutional Asset Management, Inc.; and
the Pioneer Funds since September 2018; and Chief Compliance Officer of Amundi Pioneer Distributor, Inc. since January 2014.
None
Kelly O’Donnell (49) Anti-Money Laundering Officer	Since 2006. Serves at the discretion of the Board	Vice President – Amundi Pioneer Asset Management; and Anti-Money Laundering Officer of all the Pioneer Funds since 2006	None

Pioneer Disciplined Value Fund | Annual Report | 8/31/20 51

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52 Pioneer Disciplined Value Fund | Annual Report | 8/31/20

How to Contact Amundi Pioneer
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321

Retirement plans information	1-800-622-0176

Write to us:
Amundi Pioneer
P.O. Box 219427
Kansas City, MO 64121-9427

Our toll-free fax	1-800-225-4240

Our internet e-mail address	us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com/us

This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com/us

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2020 Amundi Pioneer Asset Management 19429-14-1020

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1)  Disclose that the registrant’s board of trustees has determined that the registrant either:

(i)  Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

      (2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

(i)  Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Trust were $23,460 payable to Ernst & Young LLP for the year ended August 31, 2020 and $23,000 for the year ended August 31, 2019.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2020 or 2019.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The tax fees for the Trust were $8,189 payable to Ernst & Young LLP for the year ended August 31, 2020 and $8,028 for the year ended August 31, 2019.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2020 or 2019.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS
APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly	o Accounting research assistance
	related to performing the	o SEC consultation, registration
	independent audit of the Funds	statements, and reporting
o Tax accrual related matters
o Implementation of new accounting standards
o Compliance letters (e.g. rating agency letters)
o Regulatory reviews and assistance
regarding financial matters
o Semi-annual reviews (if requested)
o Comfort letters for closed end offerings
II. AUDIT-RELATED	Services which are not	o AICPA attest and agreed-upon procedures
SERVICES	prohibited under Rule	o Technology control assessments
	210.2-01(C)(4) (the “Rule”)	o Financial reporting control assessments
	and are related extensions of	o Enterprise security architecture
	the audit services support the	assessment
audit, or use the knowledge/expertise
gained from the audit procedures as a
foundation to complete the project.
In most cases, if the Audit-Related
Services are not performed by the
Audit firm, the scope of the Audit
Services would likely increase.
The Services are typically well-defined
and governed by accounting
professional standards (AICPA,
SEC, etc.)

	AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
	o “One-time” pre-approval	o A summary of all such
	for the audit period for all	services and related fees
	pre-approved specific service	reported at each regularly
	subcategories. Approval of the	scheduled Audit Committee
	independent auditors as	meeting.
auditors for a Fund shall
constitute pre approval for
these services.

	o “One-time” pre-approval	o A summary of all such
	for the fund fiscal year within	services and related fees
	a specified dollar limit	(including comparison to
	for all pre-approved	specified dollar limits)
	specific service subcategories	reported quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limit for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for Audit-Related
Services not denoted as
“pre-approved”, or
to add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
III. TAX SERVICES	Services which are not	o Tax planning and support
	prohibited by the Rule,	o Tax controversy assistance
	if an officer of the Fund	o Tax compliance, tax returns, excise
	determines that using the	tax returns and support
	Fund’s auditor to provide	o Tax opinions
these services creates
significant synergy in
the form of efficiency,
minimized disruption, or
the ability to maintain a
desired level of
confidentiality.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year	all such services and
within a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for tax services not
denoted as pre-approved, or to
add a specific service subcategory as
“pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
IV. OTHER SERVICES	Services which are not	o Business Risk Management support
	prohibited by the Rule,	o Other control and regulatory
A. SYNERGISTIC,	if an officer of the Fund	compliance projects
UNIQUE QUALIFICATIONS	determines that using the
Fund’s auditor to provide
these services creates
significant synergy in
the form of efficiency,
minimized disruption,
the ability to maintain a
desired level of
confidentiality, or where
the Fund’s auditors
posses unique or superior
qualifications to provide
these services, resulting
in superior value and
results for the Fund.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year within	all such services and
a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.
o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for “Synergistic” or
“Unique Qualifications” Other
Services not denoted as
pre-approved to the left, or to
add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE
SUBCATEGORIES
PROHIBITED SERVICES	Services which result	1. Bookkeeping or other services
	in the auditors losing	related to the accounting records or
	independence status	financial statements of the audit
	under the Rule.	client*
2. Financial information systems design
and implementation*
3. Appraisal or valuation services,
fairness* opinions, or
contribution-in-kind reports
4. Actuarial services (i.e., setting
actuarial reserves versus actuarial
audit work)*
5. Internal audit outsourcing services*
6. Management functions or human
resources
7. Broker or dealer, investment
advisor, or investment banking services
8. Legal services and expert services
unrelated to the audit
9. Any other service that the Public
Company Accounting Oversight Board
determines, by regulation, is
impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o These services are not to be	o A summary of all
performed with the exception of the(*)	services and related
services that may be permitted	fees reported at each
if they would not be subject to audit	regularly scheduled
procedures at the audit client (as	Audit Committee meeting
defined in rule 2-01(f)(4)) level	will serve as continual
the firm providing the service.	confirmation that has
not provided any
restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

o For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust.  For the years ended August 31, 2020 and 2019, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Trust were $8,189 payable to Ernst & Young LLP for the year ended August 31, 2020 and $8,028 for the year ended August 31, 2019.

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

N/A

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

N/A

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:
Filed herewith.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Series Trust III

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date November 9, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date November 9, 2020

By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date November 9, 2020

* Print the name and title of each signing officer under his or her signature.